FLEXSHARES® TRUST

FlexShares® International Quality Dividend Defensive Index Fund (IQDE)

FlexShares® Quality Dividend Dynamic Index Fund (QDYN)

(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED MAY 2, 2023 TO EACH FUND’S SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MARCH 1, 2023, AS SUPPLEMENTED

On March 23, 2023, the Board of Trustees (the “Board”) of FlexShares® Trust (the “Trust”) approved the reorganization of each Fund (each, a “Target Fund” and together, the “Target Funds”) with and into a similar series of the Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) as shown in the table below (each, a “Reorganization” and together, the “Reorganizations”). The Board has determined that each Reorganization is in the best interests of each Target Fund and its shareholders.

Target Funds	Acquiring Funds
FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Index Fund
FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® Quality Dividend Index Fund

The Reorganizations are expected to take place after the close of business on or about June 30, 2023 (the “Reorganization Date”), subject to the satisfaction of certain conditions in each Reorganization’s Agreement and Plan of Reorganization. Effective as of the open of business on or about June 23, 2023, the Target Funds will not accept creation unit orders from authorized participants. The final date of trading on the NYSE Arca, Inc. (“NYSE Arca”) for shares of the Target Funds will be Reorganization Date. Shareholders may sell their Target Fund shares on or before the close of regular trading on the NYSE Arca on the Reorganization Date and may incur customary brokerage charges.

Shareholders of the Target Funds are not required to and are not being asked to approve the Reorganizations. Subsequent to the Reorganizations, the Target Funds will be liquidated, and shareholders of the Target Funds will receive shares of the corresponding Acquiring Fund equal in value to (but having a different price per share than) the value of their Target Fund shares, plus cash in lieu of fractional shares, if any. This means that you will cease to be a Target Fund shareholder and will become an Acquiring Fund shareholder upon completion of your Target Fund’s Reorganization.

It is anticipated that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes and, as a result, that Target Fund’s shareholders are not expected to recognize any capital gain or loss for federal income tax purposes as a result of the exchange of all of their Target Fund shares for Acquiring Fund shares in connection with their Target Fund’s Reorganization, except to the extent that they receive cash in lieu of any fractional shares as a result of the Reorganization. Shareholders of the Target Funds will receive additional information about the Reorganizations and corresponding Acquiring Fund in a Joint Prospectus/Information Statement, which is anticipated to be mailed to shareholders in June of 2023.

As part of the Reorganizations, each Target Fund must transfer its portfolio securities, investments and other assets to its corresponding Acquiring Fund, and the Acquiring Fund will assume the liabilities not discharged by the Target Fund, as of the closing time of its applicable Reorganization or as soon as practicable thereafter (the “Closing Time”). Because the FlexShares International Quality Dividend Defensive Index Fund (the “International Target Fund”) holds certain emerging markets securities that are not eligible for transfer in-kind to its corresponding Acquiring Fund, the International Target Fund will dispose of those emerging markets securities for cash prior to the Closing Time of its Reorganization. To the extent that it does so, the International Target Fund may be unable to fully meet its investment objective of seeking investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive IndexSM.

Effective upon the Reorganization Date, all references to the Target Funds will be deemed to have been removed from the Prospectus and SAI.

Please retain this Supplement for future reference.